UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2012

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On May 8, 2012, EQT Corporation (the “Company”) entered into Amendment No. 1 to Revolving Credit Agreement, dated as of May 8, 2012 (the “Amendment”), by and among the Company, as the Borrower, PNC Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each other Lender party thereto, which amends that certain unsecured $1,500,000,000 Revolving Credit Agreement dated as of December 8, 2010 (the “Credit Agreement”, and as amended by the Amendment, the “Amended Credit Agreement”), by and among the Company, as the Borrower, the Administrative Agent, as Administrative Agent, Swing Line Lender and an L/C Issuer, each other Lender from time to time party thereto, and the other L/C Issuers named therein.

The Amendment, among other things, extends the maturity date of the loans under the Amended Credit Agreement from December 8, 2014 to December 8, 2016 (the “Stated Maturity Date”), but the Company may request two one-year extensions of the Stated Maturity Date subject to satisfaction of certain conditions.

The Amendment also lowers the interest rate margins applicable to both Base Rate Loans and Fixed Period Eurodollar Rate Loans and certain fees in respect of Letters of Credit and the aggregate commitments under the Amended Credit Agreement, in each case determined on the basis of the Company’s then current credit rating.

In addition, upon the satisfaction of certain conditions precedent (including, without limitation, the consummation of the proposed initial public offering of common units representing limited partner interests in EQT Midstream Partners, LP, a Delaware limited partnership (“EQM”) and an indirect subsidiary of the Company), the Amendment provides for an automatic amendment to certain provisions of the Amended Credit Agreement, including, without limitation, (i) amending the definitions of “Consolidated Debt,” “Debt,” “Consolidated Subsidiaries,” and “Subsidiary” to exclude EQM and its subsidiaries therefrom, (ii) amending the Borrower’s financial statement delivery requirements require such financial statements to include EQM and its subsidiaries to the extent such entities are consolidated with the Borrower under generally accepted accounting principles, and (iii) amending existing and adding a new covenant governing transactions between the Company and EQM and its subsidiaries.

The foregoing description of the Amendment and the Amended Credit Agreement does not purport to be a complete statement of the parties’ rights and obligations under the Amendment or the Amended Credit Agreement and the transactions contemplated by the Amendment and the Amended Credit Agreement.  The foregoing description of the Amendment and the Amended Credit Agreement is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1, and the Credit Agreement, which is attached to the Company’s Form 8-K filed on December 9, 2010 as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
10.1

Amendment No. 1 to Revolving Credit Agreement, dated as of May 8, 2012, by and among the Company, as the Borrower, PNC Bank, National Association, as Administrative Agent and each other Lender party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: May 8, 2012	By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 to Revolving Credit Agreement, dated as of May 8, 2012, by and among the Company, as the Borrower, PNC Bank, National Association, as Administrative Agent and each other Lender party thereto.